Exhibit 10.10

FORM OF

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into as of [                ], 20[    ] (the “Effective Date”) among USF Holding Corp., a Delaware corporation (the “Company”) and the undersigned person (the “Management Stockholder”) (the Company and the Management Stockholder being hereinafter collectively referred to as the “Parties”). All capitalized terms not immediately defined are hereinafter defined in Section 6(b) of this Agreement.

WHEREAS, the Management Stockholder has been selected by the Company (i) to purchase additional shares of Common Stock, par value $0.01 per share (the “Common Stock”), from the Company for cash (the “Purchased Stock”); and (ii) to receive additional options to purchase shares of Common Stock (the “Options”) pursuant to the terms set forth below and the terms of the 2007 Stock Incentive Plan for Key Employees of USF Holding Corp. and its Affiliates (the “Option Plan”) and the Stock Option Agreement, dated as of the date hereof, entered into by and between the Company and the Management Stockholder (the “Option Agreement”); and

WHEREAS, prior to the date hereof, the Management Stockholder purchased shares of Common Stock and received options to purchase Common Stock (the “Prior Investment”) and, in connection therewith, the Management Stockholder entered into a Management Stockholder’s Agreement with the Company (a “Management Stockholder’s Agreement”) and a Sale Participation Agreement (as defined herein).

NOW THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the Parties agree as follows:

1. Issuance of Purchased Shares; Options.

(a) Subject to the terms and conditions hereinafter set forth, the Management Stockholder hereby subscribes for and shall purchase, as of the Effective Date, and the Company shall issue and deliver to the Management Stockholder as of the Effective Date, the number of shares of Purchased Stock at a per share purchase price (such price, with respect to the shares of Purchased Stock, or the price per share paid by the Management Stockholder with respect to any shares of Common Stock purchased after the date hereof, as applicable, the “Base Price”), in each case as set forth on Schedule I hereto.

(b) Subject to the terms and conditions hereinafter set forth and as set forth in the Option Plan and the Option Agreement, as of the Effective Date the Company is granting to the Management Stockholder Options to acquire the number of shares of Common Stock as set forth on Schedule I hereto, at an initial per share exercise price equal to the Base Price, and the Parties shall execute and deliver to each other copies of the Option Agreement concurrently with the issuance of the Options.

(c) The Company shall have no obligation to sell any Purchased Stock to any person who (i) is a resident or citizen of a state or other jurisdiction in which the sale of the Common Stock to him or her would constitute a violation of the securities or “blue sky” laws of such jurisdiction or (ii) is not an employee or director of the Company or its subsidiaries as of the Effective Date.

2. Management Stockholder’s Representations, Warranties and Agreements.

(a) The Management Stockholder acknowledges that he or she has been advised that (i) the shares of the Purchased Stock and the Common Stock to be issued upon exercise of any Options (“Option Stock” and, together with the Purchased Stock, the “Stock”) are characterized as “restricted securities” under the Act inasmuch as they are being acquired from the Company in a transaction not involving a Public Offering and that the Stock may be resold without registration under the Act only in certain limited circumstances, (ii) a restrictive legend in the form heretofore set forth shall be placed on the certificates (if any) representing the Stock and (iii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restrictions on transfer and appropriate stop transfer restrictions will be issued to the Company’s transfer agent with respect to the Stock.

(b) The Management Stockholder represents and warrants that (i) with respect to the Purchased Stock and Option Stock, the Management Stockholder has received and reviewed the available information relating to such Stock, including having received and reviewed the documents related thereto, certain of which documents set forth the rights, preferences and restrictions relating to the Options and the Stock underlying the Options and (ii) the Management Stockholder has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information, the Company and the business and prospects of the Company which the Management Stockholder deems necessary to evaluate the merits and risks related to the Management Stockholder’s investment in the Stock and to verify the information contained in the information received as indicated in this Section 2(b), and the Management Stockholder has relied solely on such information.

(c) The Management Stockholder further represents and warrants that (i) the Management Stockholder’s financial condition is such that the Management Stockholder can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for the Management Stockholder’s current needs and personal contingencies, (ii) the Management Stockholder can afford to suffer a complete loss of his or her investment in the Stock, (iii) the Management Stockholder understands and has taken cognizance of all risk factors known or made available to the Management Stockholder related to the purchase of the Stock, (iv) the Management Stockholder’s knowledge and experience in financial and business matters are such that the Management Stockholder is capable of evaluating the merits and risks of the Management Stockholder’s purchase of the Stock as contemplated by this Agreement and (v) with respect to the Purchased Stock, such Purchased Stock is being acquired by the Management Stockholder for his or her own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act, and the Management Stockholder has no present intention of selling or otherwise distributing the Purchased Stock in violation of the Act.

(d) For the avoidance of doubt, the Stock shall constitute “Stock” for purposes of the Management Stockholders Agreement.

(e) The certificate (or certificates) representing the Stock, if any, shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE,

ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE MANAGEMENT STOCKHOLDER’S AGREEMENT BETWEEN USF HOLDING CORP. (THE “COMPANY”) AND THE MANAGEMENT STOCKHOLDER NAMED ON THE FACE HEREOF AND THE SALE PARTICIPATION AGREEMENT AMONG SUCH MANAGEMENT STOCKHOLDER AND CLAYTON, DUBILIER & RICE FUND VII, L.P., CLAYTON, DUBILIER & RICE FUND VII (CO-INVESTMENT), L.P., CD&R PARALLEL FUND VII, L.P., CDR USF CO-INVESTOR L.P., CDR USF CO-INVESTOR NO. 2, L.P., KKR 2006 FUND L.P., KKR PEI INVESTMENTS, L.P., KKR PARTNERS III, L.P. AND OPERF CO-INVESTMENT LLC, IN EACH CASE DATED AS OF                              ,              (COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY) AND ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS.”

3. The Company’s Representations and Warranties and Covenants. The Company represents and warrants to the Management Stockholder that (i) this Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms and (ii) the Stock, when issued and delivered in accordance with the terms hereof and the other agreements contemplated hereby, will be duly and validly issued, fully paid and nonassessable.

4. Definitions.

(a) Definitions. All capitalized terms used in this Agreement and not defined herein shall have such meaning as such terms are defined in the Option Plan. Terms used herein and as listed below shall be defined as follows:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

“Agreement” shall have the meaning set forth in the introductory paragraph.

“Base Price” shall have the meaning set forth in Section 1(a) hereof.

“Common Stock” shall have the meaning set forth in the first recital.

“Company” shall have the meaning set forth in the introductory paragraph.

“Investors” shall mean Clayton, Dubilier & Rice Fund VII, L.P., Clayton, Dubilier & Rice Fund VII (Co-Investment), L.P., CD&R Parallel Fund VII, L.P., CDR USF Co-Investor L.P., CDR USF Co-Investor No. 2, L.P., KKR 2006 Fund L.P., KKR PEI Investments, L.P., KKR Partners III, L.P. and OPERF Co-Investment LLC.

“Management Stockholder” shall have the meaning set forth in the introductory paragraph.

“Management Stockholder’s Agreement” shall have the meaning set forth in the second recital.

“Options” shall have the meaning set forth in the first recital.

“Option Plan” shall have the meaning set forth in the first recital.

“Option Stock” shall have the meaning set forth in Section 2(a) hereof.

“Parties” shall have the meaning set forth in the introductory paragraph.

“Person” shall mean “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

“Public Offering” shall mean the sale of shares of Common Stock to the public subsequent to the date hereof pursuant to a registration statement under the Act which has been declared effective by the SEC (other than a registration statement on Form S-4, S-8 or any other similar form).

“Purchased Stock” shall have the meaning set forth in the first recital.

“Sale Participation Agreement” shall mean that certain sale participation agreement entered into by and between the Management Stockholder and the Investors.

“Stock” shall have the meaning set forth in Section 2(a) hereof.

5. Covenant Regarding 83(b) Election. Except as the Company may otherwise agree in writing, the Management Stockholder hereby covenants and agrees that the Management Stockholder will make an election provided pursuant to Treasury Regulation Section 1.83-2 in the form attached as Schedule II hereto with respect to the Purchased Stock and the Option Stock acquired on exercise of any Options; and the Management Stockholder further covenants and agrees that he or she will furnish the Company with copies of the forms of election the Management Stockholder files within thirty (30) days after the date of purchase of the Purchased Stock, and within thirty (30) days after each exercise of the Management Stockholder’s Options and with evidence that each such election has been filed in a timely manner.

6. Management Stockholder’s Employment by the Company. Nothing contained in this Agreement (i) obligates the Company or any subsidiary or Affiliate of the Company to employ the Management Stockholder in any capacity whatsoever or (ii) prohibits or restricts the Company (or any such subsidiary or Affiliate) from terminating the employment of the Management Stockholder at any time or for any reason whatsoever, with or without Cause, and the Management Stockholder hereby acknowledges and agrees that neither the Company nor any other Person has made any representations or promises whatsoever to the Management Stockholder concerning the Management Stockholder’s employment or continued employment by the Company or any subsidiary or Affiliate of the Company.

7. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. No provision of this Agreement is intended to or shall confer upon any Person other than the Parties any rights or remedies hereunder or with respect hereto.

8. Amendment. This Agreement may be amended by the Company at any time upon notice to the Management Stockholder thereof.

9. Closing. Except as otherwise provided herein, the closing of each purchase and sale of shares of Stock pursuant to this Agreement shall take place at the principal office of the Company on the tenth business day following delivery of the notice by either Party to the other of its exercise of the right to purchase or sell such Stock hereunder.

10. Applicable Law; Jurisdiction; Arbitration; Legal Fees.

(a) The laws of the State of Delaware applicable to contracts executed and to be performed entirely in such state shall govern the interpretation, validity and performance of the terms of this Agreement.

(b) In the event of any controversy among the parties hereto arising out of, or relating to, this Agreement which cannot be settled amicably by the parties, such controversy shall be finally, exclusively and conclusively settled by mandatory arbitration conducted expeditiously in accordance with the American Arbitration Association rules by a single independent arbitrator. Such arbitration process shall take place in New York, New York. The Company shall pay all fees and costs of such arbitration. The decision of the arbitrator shall be final and binding upon all parties hereto and shall be rendered pursuant to a written decision, which contains a detailed recital of the arbitrator’s reasoning, subject to enforcement of the arbitration award hereunder or for vacation or modification thereof as provided under the Federal Arbitration Act, Title 9 U.S. Code Chapter 1. Judgment upon the award rendered may be entered in any court having jurisdiction thereof.

(c) In the event of any arbitration or other disputes with regard to this Agreement or any other document or agreement referred to herein, each Party shall pay its own legal fees and expenses, unless otherwise determined by the arbitrator.

11. Miscellaneous.

(a) In this Agreement all references to “dollars” or “$” are to United States dollars and the masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

12. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

13. Notices. All notices and other communications provided for herein shall be in writing. Any notice or other communication hereunder shall be deemed duly given (i) upon electronic confirmation of facsimile, (ii) one business day following the date sent when sent by overnight delivery and (iii) five (5) business days following the date mailed when mailed by registered or certified mail return receipt requested and postage prepaid, in each case as follows:

(a) If to the Company, to it at the following address:

USF Holding Corp.

c/o U.S. Foodservice, Inc.

9399 West Higgins Road, Suite 500

Rosemont, Illinois 60018

Attention: Juliette Pryor

Fax: 847-720-8099

with a copy (which shall not constitute notice) to:

Kohlberg Kravis Roberts & Co. L.P.

2800 Sand Hill Road, Suite 94025

Menlo Park, California 94025

Attention: Michael Calbert

Fax: (650) 233-6548

and

Clayton, Dubilier & Rice, Inc.

375 Park Avenue

18th Floor

New York, New York 10152

Attention: Richard J. Schnall

Fax: (212) 407-5252

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attention: Marni Lerner, Esq.

Fax: (212) 455-2502

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Franci J. Blassberg, Esq.

Fax: (212) 909-7531

If to the Management Stockholder, to the Management Stockholder at the address set forth below under the Management Stockholder’s signature; or at such other address as either party shall have specified by notice in writing to the other.

[Signatures on next page.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

USF HOLDING CORP.

By:
Name:
Title:

MANAGEMENT STOCKHOLDER

Name:
Address:

[Signature page to Subscription Agreement]

Schedule I

Management Stockholder:

PURCHASED STOCK

Number of shares of Purchased Stock:

Base Price:

OPTIONS

Number of shares of Common Stock underlying Options: